Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(2,184,545)
Unrealized Gain (Loss) on Market Value of Commodity Futures	2,080,379
Dividend Income	299,275
Interest Income	546,608
ETF Transaction Fees	700
Total Income (Loss)	$742,417

Expenses
Management Fees	$128,028
Professional Fees	31,221
Brokerage Commissions	12,663
Directors' Fees and insurance	7,696
Total Expenses	$179,608
Net Income (Loss)	$562,809

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/23	$188,475,574
Additions (100,000 Shares)	6,059,389
Net Income (Loss)	562,809

Net Asset Value End of Month	$195,097,772
Net Asset Value Per Share (3,300,000 Shares)	$59.12

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$294,925
Unrealized Gain (Loss) on Market Value of Commodity Futures	(3,377,065)
Dividend Income	139,460
Interest Income	470,621
ETF Transaction Fees	1,400
Total Income (Loss)	$(2,470,659)

Expenses
Management Fees	$75,487
Professional Fees	36,555
Brokerage Commissions	2,842
Directors' Fees and insurance	5,425
Total Expenses	$120,309
Net Income (Loss)	$(2,590,968)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/23	$150,525,296
Withdrawals (500,000 Shares)	(11,590,543)
Net Income (Loss)	(2,590,968)

Net Asset Value End of Month	$136,343,785
Net Asset Value Per Share (5,900,000 Shares)	$23.11

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,889,620)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,296,686)
Dividend Income	438,735
Interest Income	1,017,229
ETF Transaction Fees	2,100
Total Income (Loss)	$(1,728,242)

Expenses
Management Fees	$203,515
Professional Fees	67,776
Brokerage Commissions	15,505
Directors' Fees and insurance	13,121
Total Expenses	$299,917
Net Income (Loss)	$(2,028,159)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/23	$339,000,870
Additions (100,000 Shares)	6,059,389
Withdrawals (500,000 Shares)	(11,590,543)
Net Income (Loss)	(2,028,159)

Net Asset Value End of Month	$331,441,557

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596